EXHIBIT INDEX

     (1)(a)  --Form   of  Underwriting  Agreement,  incorporated by reference to
               Exhibit (1)(a) to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 33-43470.

     (1)(b) --Form of Selling Agency Agreement, incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 33-43470. The form of Selling Agency Agreement is hereby amended, effective May 6, 1994, by adding additional agents and replacing all references to "U.S. $525,000,000" and "Series B" notes with "U.S. $1,000,000,000" and "Series D" notes, respectively.

     (4)(a) -- Form of Indenture, as supplemented by the form of First Supplemental Indenture, incorporated by reference to Exhibits
               (4)(a)(1) and (4(a)(2) to the Company's Registration Statement on Form S-3, Registration No. 33-43470. The form of Indenture is hereby amended, effective May 6, 1994, by replacing all references to Citibank, N.A. with The First National Bank of Boston.

     (4)(b)  --Form   of  Debt  Security,  incorporated  by reference to Exhibit
               (4)(b) to the Company's Registration Statement on Form S-3, Registration No. 2-72851. The Form of Debt Security is hereby modified, effective as of May 6, 1994, by replacing all references to Chemical Bank with The First National Bank of Boston.

     (4)(c)  --Form   of  Debt  Security,  incorporated  by reference to Exhibit
               (4)(c) to the Company's Registration Statement on Form S-3, Registration No. 2-72851. The Form of Debt Security is hereby modified, effective as of May 6, 1994, by replacing all references to Chemical Bank with The First National Bank of Boston.

     (4)(d)  --Form   of  Debt  Security,  incorporated  by reference to Exhibit
               (4)(d) to the Company's Registration Statement on Form S-3, Registration No. 2-72851. The Form of Debt Security is hereby modified, effective as of May 6, 1994, by replacing all references to Chemical Bank with The First National Bank of Boston.

     (4)(e)  --Form   of  Debt  Security,  incorporated  by reference to Exhibit
               (4)(e) to the Company's Registration Statement on Form S-3, Registration No. 2-72851. The Form of Debt Security is hereby modified, effective as of May 6, 1994, by replacing all references to Chemical Bank with The First National Bank of Boston.

     (4)(f)  --Form   of  Debt  Security,  incorporated  by reference to Exhibit
               (4)(f) to the Company's Registration Statement on Form S-3, Registration No. 2-72851. The Form of Debt Security is hereby modified, effective as of May 6, 1994, by replacing all references to Chemical Bank with The First National Bank of Boston.

     (4)(g)  --Form   of  Debt  Security,  incorporated  by reference to Exhibit
               (4) to the Company's Current Report on Form 8-K dated September 29, 1983. The Form of Debt Security is hereby modified, effective as of May 6, 1994, by replacing all references to Chemical Bank with The First National Bank of Boston.

     (4)(h)  --Form   of  Debt  Security,  incorporated  by reference to Exhibit
               (4) to the Company's Current Report on Form 8-K dated March 13, 1984. The Form of Debt Security is hereby modified, effective as of May 6, 1994, by replacing all references to Chemical Bank with The First National Bank of Boston.

     (4)(i)  --Form   of  Debt  Security,  incorporated  by reference to Exhibit
               (4) to the Company's Current Report on Form 8-K dated May 2, 1985. The Form of Debt Security is hereby modified, effective as of May 6, 1994, by replacing all references to the Bank of New York with The First National Bank of Boston.


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     (4)(j)  --Form   of  Debt  Security,  incorporated  by reference to Exhibit
               (4) to the Company's Current Report on Form 8-K dated January 27, 1987. The Form of Debt Security is hereby modified, effective as of May 6, 1994, by replacing all references to The Bank of New York with The First National Bank of Boston.

     (4)(k) --Additional Forms of Debt Securities incorporated by reference to the Company's subsequently filed reports on Form 8-K.

     (5) --Opinion of Martin S. Wagner, Esq., as to legality of the Debt Securities.

     (12)(a) --Computation  of   ratio  of  earnings  to  fixed  charges  of the
               Company.

         (b) --Computation of ratio of earnings to fixed charges of Xerox.

     (23)(a) --Consent of Independent Auditors (see page II-5).

         (b) --Consent of Martin S. Wagner, Esq. (see Exhibit 5).

         (c) --Consent of Ivins, Phillips & Barker, Chartered, special tax counsel to the Company.

     (24)(a) --Certified Resolution.

         (b) --Power of Attorney.

     (25)    --Statement of  Eligibility  and  Qualification  under  the   Trust
               Indenture Act of 1939 on Form T-1 of The First National Bank of Boston to act as Trustee under the Indenture.